DEFINED ASSET FUNDS--REGISTERED TRADEMARK--
                             ------------------------------
                             ----------------------

                           EQUITY PARTICIPATION SERIES
                           LOW FIVE PORTFOLIO
                           (A UNIT INVESTMENT TRUST)
                           -  DESIGNED FOR CAPITAL APPRECIATION

SPONSORS:
MERRILL LYNCH,
PIERCE, FENNER & SMITH     -----------------------------------------------------
INCORPORATED               The Securities and Exchange Commission has not
PRUDENTIAL SECURITIES      approved or disapproved these Securities or passed
INCORPORATED               upon the adequacy of this prospectus. Any
PAINEWEBBER INCORPORATED   representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated March 17, 2000.

--------------------------------------------------------------------------------

Defined Asset Funds--Registered Trademark--
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
  - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  - Defined Portfolios: We choose the stocks or bonds in advance, so you know what you're investing in.
  - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  - Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION ON THIS PROSPECTUS IS AS OF THE EVALUATION DATE, NOVEMBER 30, 1999.

CONTENTS
                                       PAGE
                                       ---
Risk/Return Summary..................    3
What You Can Expect From Your
  Investment.........................    5
  Records and Reports................    5
The Risks You Face...................    5
  Concentration Risk.................    5
  Litigation and Legislation Risks...    5
Selling or Exchanging Units..........    6
  Sponsors' Secondary Market.........    6
  Selling Units to the Trustee.......    6
How The Fund Works...................    7
  Pricing............................    7
  Evaluations........................    7
  Expenses...........................    8
  Portfolio Changes..................    8
  Portfolio Termination..............    8
  No Certificates....................    8
  Trust Indenture....................    8
  Legal Opinion......................    9
  Auditors...........................    9
  Sponsors...........................    9
  Trustee............................   10
  Underwriters' and Sponsors'
    Profits..........................   10
  Public Distribution................   10
  Code of Ethics.....................   10
  Year 2000 Issues...................   10
Taxes................................   10
Supplemental Information.............   11
Financial Statements.................  D-1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
  -  The objective of this Defined Fund is
     capital appreciation by investing for a
     period of about three years in a
     portfolio consisting of call options on a basket of the five lowest dollar price per share common stocks in the Dow Jones
     Industrial Average, and U.S. Treasury
     zero coupon bonds.

  -  The Portfolio will not receive any
     income.

 2.  WHAT IS THE PORTFOLIO'S INVESTMENT
     STRATEGY?
  -  This Trust combines options on a basket
     of the common stocks comprising the Low
     Five Strategy (as contrasted with
     separate options on each common stock)
     with principal protection provided by
     U.S. Treasury zero coupon bonds.

  -  Approximately 76% of the value of the
     Portfolio consists of U.S. Treasury zero coupon bonds, and 24% consists of the call options.

  -  The Low Five Stocks underlying the call
     options will adjust annually each August, 2000-2002, to continue to reflect the Low
     Five Strategy. Currently the following
     issuers are covered by the call options:
     Philip Morris Companies, Inc., Sears,
     Roebuck & Co., Goodyear Tire and Rubber
     Co., Caterpillar, Inc., and General
     Motors Corp.

  -  The call options held by the Trust will
     provide each unit 100% of the price
     appreciation (exclusive of dividends) on an investment of $1,000 in the Low Five
     Stocks for about three years from the
     date of this prospectus.

  -  The U.S. Treasury zero coupon bonds are
     designed to return $1,000 per unit to you if you hold your units until the termination of the Trust.

  - Each call option is an obligation of, or guaranteed by, a financial institution whose long-term debt or financial strength and claims-paying ability on the intial date of deposit rated AA or better by Standard & Poor's and Aa or better by Moody's. The call options will expire on February 28, 2003.

 3.  WHAT INDUSTRY SECTORS ARE REPRESENTED IN
     THE PORTFOLIO?
     Based upon the principal business of each issuer and current market values, the Low
     Five Stocks underlying the call options
     represent the following industry groups:

  -  Oil/Gas-International                  20%
  -  Machinery/Construction & Mining     20
  -  Forest Products & Papers              20
  -  Tobacco/Food Processing               20
  -  Utility/Telecommunications             20

 4.  WHAT ARE THE SIGNIFICANT RISKS?

     YOU CAN LOSE MONEY BY INVESTING IN THE
     PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS
     REASONS, INCLUDING:
  - If you redeem or sell your units prior to termination of the Trust, the amount you will receive will be affected by the values at that time of the U.S. Treasury zero coupon bonds and of the options.

  - You will be required to include original issue discount relating to the zero coupon bonds in income every year as it accrues, even prior to receiving any cash payments on the bonds.

  -  The value of the call options could be
     adversely affected by changes in the
     financial condition of the issuers of the options and of the issuers of the Low
     Five Stocks themselves.

  -  The value of the call options will also
     be adversely affected by decreases in the value and dividend rates of the Low Five
     Stocks, an increase in interest rates, a reduction in the perceived volatility of the stock market and the remaining time to expiration.

  -  The value of a call option does not
     increase or decrease at the same rate as the underlying Stocks (although they move in the same direction). However, as an option approaches its expiration, its value increasingly moves with the price of the Low Five Stocks.
  -  The value of the U.S. Treasury zero
     coupon bonds will be adversely affected
     by decreases in bond prices and increases in interest rates.

  -  Stock prices can be volatile.

  -  The Low Five Stocks generally have
     attributes that have caused them to have lower prices or higher dividend yields than the other DJIA stocks.

     For example:
     -- the issuers may be having financial
        problems:
     -- the stocks may be out of favor with
     the market because of weak performance,
        poor earnings forecasts, negative
        publicity or litigation/legislation;
        and
     -- the stock may be reacting to general
        market cycles.

  -  The market factors that caused the
     relatively low prices and high dividend
     yields of the stocks may change.

 5.  IS THIS FUND APPROPRIATE FOR YOU?

     Yes, if you want capital appreciation and protection from a market correction with upside participation if domestic equity markets increase in price.
     The Portfolio is NOT appropriate for you if you are unwilling to take the risk involved with an equity investment or are unwilling to commit to a three-year investment. It is not appropriate for you if you are seeking current income or if you are not comfortable with the Low Five
     Strategy.

 6.  WHAT ARE THE FUND'S FEES AND EXPENSES?
     This table shows the costs and expenses
     you may pay, directly or indirectly, when you invest in the Portfolio.

     ESTIMATED ANNUAL OPERATING EXPENSES

                                           AMOUNT
                                            PER
                                            UNIT
                                           ------
                                            $0.74
     Trustee's Fee
                                            $0.70
     Portfolio Supervision,
     Bookkeeping and
     Administrative Fees
     (including updating
     expenses)
                                            $0.54
     Evaluator's Fee
                                            $0.20
     Organization Expense
                                            $0.48
     Other Operating Expenses
                                            ----
                                            $2.66
     TOTAL

     The Sponsors historically paid updating
     expenses.

     INVESTOR FEES

     You will pay an up-front sales fee of
     approximately 3.50%, reduced as follows for quantity purchases:

     The maximum sales fees are as follows:

                                   YOUR
                                 MAXIMUM
                                SALES FEE
          IF YOU INVEST:         WILL BE:
          --------------        ---------
     Less than 250                 3.50%
     250 to 749                    3.00%
     750 to 999                    2.75%
     1,000 or more                 2.50%

 7.  IS THE PORTFOLIO MANAGED?
     Unlike a mutual fund, the Portfolio is
     not managed and securities are not sold
     because of market changes. The Sponsors
     monitor the portfolio and may instruct
     the Trustee to sell securities under
     certain limited circumstances. However,
     given the investment philosophy of the
     Portfolio, the Sponsors are not likely to do so.

 8.  HOW DO I BUY UNITS?
     The minimum investment is one unit.

     You can buy units from the Sponsors.

     UNIT PRICE PER UNIT             $1,125.48
     (as of November 30, 1999)

     Unit price is based on the net asset
     value of the Portfolio plus the sales
     fee.
     The Portfolio securities are valued by
     the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the securities.

 9.  HOW DO I SELL UNITS?
     You may sell your units at any time to
     the Sponsors or the Trustee for the net
     asset value determined at the close of
     business on the date of sale, less the
     costs of liquidating securities to meet
     the redemption.

10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
     The Trust will pay no distributions until a reasonable time after the maturity of the U.S. Treasury bonds and the settlement date of the call options.

     You will be required to include original issue discount relating to the zero coupon bonds in income every year as it accrues, prior to the Trust's receipt of cash payments on the zero coupon bonds.
     Gain or loss recognized by you on a sale of Units, or on the Trust's sale of zero coupon bonds or an interest in the call option, will be capital gain or loss.
     Counsel is of the opinion that gain or
     loss recognized by you on the cash
     settlement of the call option will be
     capital gain or loss.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

RECORDS AND REPORTS

You will receive:
- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
- annual reports on Portfolio activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INCOME RECEIVED DURING THE YEAR. PLEASE CONTACT YOUR TAX ADVISOR IN THIS REGARD.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be "concentrated" in that industry, which makes the Portfolio less diversified. The Trust is not concentrated in any particular industry.

LITIGATION AND LEGISLATION RISKS

Philip Morris Companies common stock represents approximately 20% of the Low Five Stocks underlying the call options in the Portfolio. Pending or threatened legal proceedings against Philip Morris cover a wide range of matters including product liability and consumer protection. Damages claimed in many of the smoking and health cases alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, unions and similar entities (the most recent suit was filed by the Justice Department on September 22, 1999) seeking reimbursement for healthcare expenditures, aggregate many billions of dollars.

On November 23, 1998, Philip Morris entered into a Master Settlement Agreement with 46 state governments to settle the asserted and unasserted healthcare cost recovery and certain other claims against them. The Agreement is subject to final judicial approval in each of the settling states. As part of the Agreement, Philip Morris and the three other major domestic tobacco manufacturers have agreed to participate in the establishment of a $5.15 billion trust fund. The trust is to be funded over 12 years beginning in 1999. PM Inc. has agreed to pay $300 million into the trust in 1999. Philip Morris charged approximately $3.1 billion as a pretax expense in 1998 as a result of the settlement, and as of December 31, 1998, had accrued costs of its obligations under the settlement and to tobacco growers aggregating $1.4 billion, payable principally before the end of the year 2000. Philip Morris believes the agreement will likely materially adversely affect the business, volume, cash flows and/or operating income and financial position of the company in future years. The degree of the adverse impact will depend, among other things, on the rates of decline in United States cigarette sales in the premium and discount segments, the company's share of the domestic premium and discount cigarette segments, and the effect of any resulting cost advantage of manufacturers not subject to the agreement.

The Sponsors cannot predict the outcome of the litigation pending against Philip Morris or how the current uncertainty concerning the settlement will ultimately be resolved. The Sponsors cannot predict whether these and other possible developments will have a material effect on the price of Philip Morris stock over the term of the Portfolio, which could in turn adversely affect Unit prices.

Other than as described above we do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:
  - ADDING the value of the Portfolio Securities, cash and any other Portfolio assets;
  - SUBTRACTING accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 25 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling we will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution "in kind." If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in-kind.

There could be a delay in paying you for your units:
  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

HOW THE FUND WORKS

PRICING

Units are charged an initial sales fee.

In addition, a portion of the price of a unit also consists of cash to pay all or some of the costs of organizing the Portfolio including:
  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; and the following federal holidays: Columbus Day and Veterans Day). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsor;
  - costs of actions taken to protect the Portfolio and other legal fees and expenses;
  - expenses for keeping the Portfolio's registration statement current; and
  - Portfolio termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 70 CENTS per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Trust. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Trust's registration statement yearly are also now chargeable to the Trust. While this fee may exceed the amount of these costs and expenses attributable to this Trust, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Trustee's, Evaluator's and Sponsors' fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:
  - diversity of the Portfolio;
  - size of the Portfolio relative to its original size;
  - ratio of Portfolio expenses to income; and
  - cost of maintaining a current prospectus.

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in "street name" by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors, the Evaluator and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
  - it fails to perform its duties;
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  - the Sponsors determines that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors without your consent. The resignation or removal of the Trustee or Evaluator becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
  - remove it and appoint a replacement Sponsor;
  - liquidate the Fund; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PRUDENTIAL SECURITIES INCORPORATED (an indirect wholly-owned subsidiary of the Prudential Insurance Company of America)
One New York Plaza,
New York, NY 10292

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Portfolio and the Agent for the Sponsors has each adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Portfolio transactions. Subject to certain conditions, the codes permit employees to invest in Portfolio securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Portfolio and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the bonds contained in a Portfolio. We cannot predict whether any impact will be material to the Fund as a whole.

TAXES

The following summarizes some of the important income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE TRUST AND YOUR INVESTMENT

The Trust will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each asset in the Trust.

ORIGINAL ISSUE DISCOUNT

The zero coupon bonds will be considered to have been issued at an "original issue discount" for federal income tax purposes. As a result, you will be required to include original issue discount in respect of the zero coupon bonds as it accrues, in accordance with a constant yield method based on a compounding of interest, before the Trust receives cash payments attributable to these income inclusions. Under the constant yield method, you generally will be required to include in income increasingly greater amounts of original issue discount in successive accrual periods. The tax basis of your pro rata share of zero coupon bonds will be increased by the amount of original issue discount that you include in income. However, to the extent that your basis in a zero coupon bond when you purchase a Unit is greater than the bond's original issue price increased by original issue discount that has already accrued on the bond, you will have "acquisition premium," and your original issue discount inclusions will be reduced by the acquisition premium. You should consult your tax advisor in this regard.

GAIN OR LOSS UPON DISPOSITION

When you sell all or part of your Units, or when the Trust sells zero coupon bonds or an interest in the call options, you will generally recognize capital gain or loss. Your gain, however, will generally be ordinary income to the extent of any accrued "market discount." Generally, you will have market discount to the extent that your basis in a zero coupon bond when you purchase a Unit is less than its issue price increased by original issue discount that has already accrued on the bond. You should consult your tax adviser in this regard.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss is long-term if you are considered to have held your investment for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR TAX BASIS IN THE SECURITIES

Your aggregate basis in your pro rata portion of the assets of the Trust will be equal to the cost of your Units, including any sales charge and organizational expenses, adjusted to reflect any accruals of original issue discount and acquisition premium. You should consult your tax adviser in this regard.

EXPENSES

If you are an individual who itemizes deductions, you may deduct your share of expenses, but only to the extent that such amount, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct expenses will be limited further if your adjusted gross income exceeds a specified amount, currently $128,950 ($64,475 for a married person filing separately).

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO
DEFINED ASSET FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Equity Participation Series - Low Five
  Portfolio Defined Asset Funds:

We have audited the accompanying statement of condition of Equity Participation Series - Low Five Portfolio, Defined Asset Funds including the portfolio, as of November 30, 1999 and the related statements of operations and of changes in net assets for the periods January 1, 1999 to November 30, 1999, August 1, 1998 to December 31, 1998 and August 26, 1997 to July 31, 1998. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at November 30, 1999 as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Participation Series - Low Five Portfolio, Defined Asset Funds at November 30, 1999 and the results of its operations and changes in its net assets for the above-stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP February 4, 2000 New York, N.Y.

EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO
DEFINED ASSET FUNDS

STATEMENT OF CONDITION
AS OF NOVEMBER 30, 1999

TRUST PROPERTY:
  Investment in marketable securities - at value
    cost $11,962,794 (Note 1)....................................                 $11,892,675
  Cash...........................................................                      95,256
                                                                                  -----------

           Total trust property..................................                  11,987,931

LESS LIABILITIES:
  Accrued expenses...............................................    $    21,792
  Other liabilities (Note 3).....................................          8,280       30,072
                                                                     -----------  -----------

ASSETS, REPRESENTED BY:
  10,950 units of fractional undivided
    interest outstanding (Note 3)................................     10,784,101
  Undistributed net investment income............................      1,173,758  $11,957,859
                                                                     -----------  ===========

UNIT VALUE ($11,957,859/10,950 units)............................                   $1,092.04
                                                                                    =========

                       See Notes to Financial Statements.

EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO
DEFINED ASSET FUNDS

STATEMENTS OF OPERATIONS

                                                         January 1,     August 1,     August 26,
                                                           1999 to       1998 to        1997 to
                                                        November 30,  December 31,     July 31,
                                                            1999          1998           1998
INVESTMENT INCOME:
  Accretion income.....................................$   601,877    $  323,770   $  821,127
  Trustee's fees and expenses..........................    (21,058)      (10,419)     (24,645)
  Sponsors' fees.......................................     (6,768)       (3,317)      (7,576)
                                                       -----------    ----------   ----------

  Net investment income................................    574,051       310,034      788,906
                                                       -----------    ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold or redeemed.........    615,699       125,284      240,043
  Unrealized appreciation (depreciation) of
    investments........................................ (2,498,656)    1,083,960    1,344,577
                                                       -----------    ----------   ----------

  Net realized and unrealized gain (loss) on
    investments........................................ (1,882,957)    1,209,244    1,584,620
                                                       -----------    ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS......................................$(1,308,906)   $1,519,278   $2,373,526
                                                       ===========    ==========   ==========

                       See Notes to Financial Statements.

EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO
DEFINED ASSET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                      January 1,      August 1,      August 26,
                                                        1999 to        1998 to         1997 to
                                                     November 30,   December 31,      July 31,
                                                         1999           1998            1998
OPERATIONS:
  Net investment income............................ $   574,051    $   310,034    $   788,906
  Realized gain on securities sold or redeemed.....     615,699        125,284        240,043
  Unrealized appreciation (depreciation) of
    investments....................................  (2,498,656)     1,083,960      1,344,577
                                                    -----------    -----------    -----------

  Net increase (decrease) in net assets
  resulting from operations........................  (1,308,906)     1,519,278      2,373,526
                                                    -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS:
  Creation of 20,000 units.........................                                19,926,000
  Redemptions of 4,825, 1,400 and 3,075
    units, respectively............................  (5,808,810)    (1,587,959)    (3,396,990)
  Deferred organization cost.......................                       (552)        (7,728)
                                                    -----------    -----------    -----------

NET CAPITAL SHARE TRANSACTIONS.....................  (5,808,810)    (1,588,511)    16,521,282
                                                    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS..............  (7,117,716)       (69,233)    18,894,808

NET ASSETS AT BEGINNING OF PERIOD..................  19,075,575     19,144,808        250,000
                                                    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD........................ $11,957,859    $19,075,575    $19,144,808
                                                    ===========    ===========    ===========

PER UNIT:
  Net asset value at end of period....................$1,092.04      $1,209.23      $1,114.69
                                                      =========      =========      =========

TRUST UNITS OUTSTANDING AT END OF PERIOD.................10,950         15,775         17,175
                                                         ======         ======         ======

                       See Notes to Financial Statements.

EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO
DEFINED ASSET FUNDS

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     (a) Evaluations are determined by an Evaluator on each business day. Neither the Sponsors, the Trustee nor the Evaluator guarantee the enforceability, marketability or price of any securities nor will they be liable for errors in the Evaluator's judgement. The value of the call options, which have no readily ascertainable market value, have been determined in good faith.

     (b) The fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

     (c) Accretion income is calculated on a constant yield basis and is shown on the Statements of Operations.

2.   NET CAPITAL

     Cost of 10,950 units, at Dates of Deposit.................    $11,291,835
     Less: sales charge........................................        381,849
                                                                   -----------
     Net amount applicable to Holders..........................     10,909,986
     Redemption of units - net cost of
       9,300 units, redeemed less redemption amounts...........       (954,729)
     Realized gain on securities sold or redeemed..............        981,026
     Transfer from principal (cover expenses)..................        (73,783)
     Deferred organization cost (Note 3).......................         (8,280)
     Net unrealized depreciation of investments................        (70,119)
                                                                   -----------

     Net capital applicable to Holders.........................    $10,784,101
                                                                   ===========

3.   DEFERRED ORGANIZATION COSTS

     Deferred organization costs were amortized over the first year of the Fund. Included in "Other liabilities", in the accompanying Statement of Condition is $8,280 payable to the Trustee at November 30, 1999 for reimbursement of costs related to the organization of the Trust.

4.   INCOME TAXES

     As of November 30, 1999, net unrealized depreciation of investments, based on cost for Federal income tax purpose, aggregated $70,119 of which $51,645 related to appreciated securities and $121,764 related to depreciated securities. The cost of investment securities for Federal income tax purposes was $11,962,794 at November 30, 1999.

EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO
DEFINED ASSET FUNDS

PORTFOLIO
AS OF NOVEMBER 30, 1999

Port.                                                Exercise
 No.           Name of Issuer             Shares       Date       Cost       Value(1)
                                          ------       ----       ----       --------
Call Options:
------------
1             SwissBank Corp. London       1,752      2/20/03 $   477,805  $   458,323
               Branch

2             Swiss Re Financial Products  9,198      2/20/03
                Corp.                                           2,508,479    2,406,197
                                                              -----------  -----------

Sub total                                                       2,986,284    2,864,520
                                                              -----------  -----------

Zero Coupon Bond:
----------------
                                         Face        Maturity
                                        Amount         Date
3             U.S. Treasury Notes    $10,950,000      2/15/03   8,976,510    9,028,155
                                                              -----------  -----------

Total                                                         $11,962,794  $11,892,675
                                                              ===========  ===========

(1)   See footnote 1(a) to the financial statements.

DEFINED ASSET FUNDS-SM-

HAVE QUESTIONS ?                         EQUITY PARTICIPATION SERIES
Request the most                         LOW FIVE PORTFOLIO
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Chase Manhattan Bank                 investment company filed with the
1-800-323-1508                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-05685) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                     11300--3/00